                                                                   EXHIBIT 10.22

          SCHEDULE TO FORM OF ANGELES PRE-DEVELOPMENT AGREEMENT, TYPE I
           PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


                LOCATION OF    NUMBER     TOTAL AMOUNT   50% OF DEVELOPER     10% OF DEVELOPER
                LAND           OF UNITS   OF DEVELOPER   FEE PAYABLE ON       FEE PAYABLE AT THE
                                          FEE            THE EARLIER OF       END OF EACH MONTH
                                                         THE FOLLOWING        OF THE FOLLOWING
                                                         DATE OR CLOSING      PERIOD

BATON ROUGE,    Baton          80         $400,000       November 30, 1998    December 31, 1998
LOUISIANA       Rouge,                                                        to April 30, 1999
                Louisiana

CLARKSVILLE,                              $300,000       November 30, 1998    December 31, 1998
TENNESSEE       Tennessee                                                     to April 30, 1999